UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 14, 2024 (June 12, 2024)

VERIS RESIDENTIAL, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400

Jersey City, New Jersey 07311

(Address of Principal Executive Offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

VERIS RESIDENTIAL, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400

Jersey City, New Jersey 07311

(Address of Principal Executive Offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	VRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)            On June 12, 2024, Veris Residential, Inc. (the “Company”), the general partner of Veris Residential, L.P. through which the Company conducts its business, held the 2024 annual meeting of the Company’s stockholders (the “Annual Meeting”) to (i) elect nine members of the Board, (ii) hold a non-binding advisory vote to approve the compensation of the Company’s named executive officers, as set forth in the Company’s proxy statement for the Annual Meeting, (iii) approve the adoption of the Company’s 2024 Incentive Stock Plan, and (v) ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

(b)            At the Annual Meeting, the Company’s stockholders elected the following nine directors, each to serve a one-year term ending at the Company’s annual meeting of stockholders to be held in 2025 and until their respective successors are elected and qualified:

	For	Withheld	Broker Non-Votes
Frederic Cumenal	73,080,754	1,350,700	6,339,606
Ronald M. Dickerman	74,109,339	322,115	6,339,606
Tammy K. Jones	73,628,558	802,896	6,339,606
A. Akiva Katz	73,073,763	1,357,691	6,339,606
Nori Gerardo Lietz	73,655,380	776,074	6,339,606
Victor B. MacFarlane	73,679,239	752,215	6,339,606
Mahbod Nia	74,140,775	290,679	6,339,606
Howard S. Stern	73,700,529	730,925	6,339,606
Stephanie L. Williams	73,696,900	734,554	6,339,606

The Company’s stockholders, on a non-binding advisory basis, also voted upon and approved the compensation of the Company’s named executive officers, as set forth in the Company’s proxy statement for the Annual Meeting (Number of shares for: 71,493,742, Number of shares against: 2,904,411, Number of shares abstained: 33,301, Number of Broker Non-Votes: 6,339,606).

The Company’s stockholders also approved the Company’s 2024 Incentive Stock Plan (Number of shares for: 64,606,789, Number of shares against: 9,798,483, Number of shares abstained: 26,182, Number of broker non-votes: 6,339,606).

The Company’s stockholders also voted upon and approved the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (Number of shares for: 79,441,696, Number of shares against: 1,309,939, Number of shares abstained: 19,425).

Item 9.01	Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Exhibit Title

104.1	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERIS RESIDENTIAL, INC.

Dated: June 14, 2024	By:	/s/ Taryn Fielder
Taryn Fielder
General Counsel and Secretary

VERIS RESIDENTIAL, L.P.

	By:	Veris Residential, Inc. its general partner

Dated: June 14, 2024		By:	/s/ Taryn Fielder
Taryn Fielder
General Counsel and Secretary